TD ASSET MANAGEMENT USA FUNDS INC.

TD Money Market Portfolio
(Class A and Select Class)

TD U.S. Government Portfolio
(Class A)

TD Municipal Portfolio
(Class A)

TD California Municipal Money Market Portfolio
(Class A)

TD New York Municipal Money Market Portfolio
(Class A)

Supplement dated April 7, 2017,
to the Prospectus dated February 28, 2017

The first paragraph in the section of the Prospectus entitled “Portfolio Management — Distribution (12b-1) Plan and Other Distribution Arrangements” is deleted in its entirety and replaced with the following:

The Portfolios’ Distribution Plan under Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”) permits (i) Class A of each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio to pay from its assets distribution fees at a rate not to exceed 0.21% of its annual average daily net assets, (ii) Class A of the California Portfolio to pay from its assets distribution fees at a rate not to exceed 0.18% of its annual average daily net assets, (iii) Class A of the New York Portfolio to pay from its assets distribution fees at a rate not to exceed 0.14% of its annual average daily net assets, and (iv) the Select Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.21% of its annual average daily net assets (“12b-1 Fees”). These 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, including TD Ameritrade and your Financial Intermediary, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms. Because the 12b-1 Fees are paid out of the assets of the specific Class on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholders should retain this Supplement for future reference.

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